UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05878

Franklin Value Investors Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/19

Item 1.	Reports to Stockholders.

Franklin MicroCap Value Fund	Franklin Small Cap Value Fund

Franklin Mutual U.S. Value Fund Formerly, Franklin Balance Sheet Investment Fund

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Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Franklin Templeton Shareholder:

During the 12 months ended October 31, 2019, U.S. equity markets rallied, benefiting, in part, from three U.S. Federal Reserve Board (Fed) interest rate cuts that eased investor fears about a recession. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index (S&P 500®), was volatile during the period, selling off sharply during 2018’s fourth quarter; surging in 2019’s first four months to an all-time high in April; and later trending down before the Fed intervened in July to provide insurance against a downturn. Overall, the S&P 500 posted a +14.33% total return for the 12-month period.1 The volatility reflected investor concerns about the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. Investor sentiment improved later in the period based on reports of a possible trade truce and agreement.

As we enter 2019’s final months, we believe we could continue to see modest economic growth here and abroad, given the unresolved trade issues and other geopolitical tensions. The Fed and other central banks have demonstrated their willingness to support the economic expansion, but it is unclear to us whether their actions will be enough to sustain it without resolution of some of the macro issues.

In addition to the U.S.-China trade dispute, we are monitoring the effect of China’s stimulus measures and the ongoing wrangling in the U.K. and Europe over Brexit. While there has been progress in resolving that impasse, the timetable for a formal agreement is fluid. If these or any other current geopolitical flashpoints contribute to investor pessimism, financial markets might be vulnerable to renewed instability and a downturn.

Valuation is an essential factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. While the S&P 500 reached all-time highs during the period, we maintained our focus on individual investments and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

During the period, we took advantage of market turbulence to seek out stocks whose risk/reward profiles turned more favorable. Subsequently, we used the rebound to exit from or trim positions that reached or exceeded our estimates of intrinsic value, most notably within the health care sector. In the current environment, we will adhere to our disciplined stock picking approach to identify opportunities meeting our strict, value-oriented criteria.

Value investing requires an investor to be contrarian in nature. We continue to maintain a bottom-up stock-picking process that is disciplined, driven by rigorous fundamental analysis, and attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence. Amid dynamic markets and evolving economic conditions, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the portfolio management team of each Fund reviews investment decisions made during this period. Please remember all securities markets fluctuate, as do mutual fund share prices. We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Sincerely,

Peter A. Langerman

Chief Executive Officer – Investment Management

Franklin Value Investors Trust

This letter reflects our analysis and opinions as of October 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Economic and Market Overview

The U.S. economy expanded during the 12 months ended October 31, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter before moderating in the second quarter. However, the economy grew faster in the third quarter, aided by consumer spending, housing investment, government spending, inventory investment and exports. The manufacturing sector expanded during most of the period, but contracted in the last three consecutive months. The services sector continued to expand during the period. The unemployment rate decreased from 3.8% in October 2018 to 3.6% at period-end.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.5% in October 2018 to 1.8% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its December 2018 meeting, to 2.25%–2.50%. However, at its July 2019 meeting, the Fed lowered the federal funds target rate range for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated. The Fed further lowered the federal funds target rate range by 0.25% at its September and October meetings, to 1.50%–1.75%, reiterating the rationale cited in the July meeting.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and U.S. corporate earnings, the Fed’s 2019 interest-rate cuts and investor optimism about further monetary easing. However, markets reflected concerns about tighter regulation of technology companies, the Fed’s December 2018 rate increase, U.S. political uncertainties (including the impeachment inquiry into President Donald Trump), geopolitical tensions in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partly alleviated at certain points during the period by occasional easing of trade tensions and optimism about a potential U.S.-China trade deal. The broad U.S. stock market, as measured by the Standard & Poor’s 500 Index (S&P 500), recovered from heightened volatility in December 2018 as well as May and August 2019, reaching new all-time highs in October amid a number of better-than-expected corporate earnings reports, investor optimism about a potential phase one of the U.S.-China trade agreement and the Fed’s third successive rate cut. Overall, the S&P 500 posted a +14.33% total return for the 12-month period.2

The foregoing information reflects our analysis and opinions as of October 31, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin MicroCap Value Fund

This annual report for Franklin MicroCap Value Fund covers the fiscal year ended October 31, 2019. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004 and remained closed except for two days in mid-February 2013, when the Fund was opened on a limited basis. Effective September 19, 2019, the Fund reopened to new investors. Through the date before the reopening date, the Fund was closed to new investors, except certain Funds of Funds of Franklin Fund Allocator Series and new participants in employer sponsored retirement plans invested in the Fund as of February 19, 2013.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $500 million at the time of purchase that we believe are undervalued in the marketplace and have the potential for capital appreciation. The Fund invests predominantly in common stocks.

Performance Overview

The Fund’s Class A shares posted a +0.58% cumulative total return for the 12 months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates, posted a +3.22% total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition

Based on Total Net Assets as of 10/31/19

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value. In the case of financial companies, we look for consistently

1. Source: Morningstar.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 28.

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increasing book value over time. We limit purchases to companies with market capitalizations of less than $500 million, which we define as “microcap.” Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria and we assume at purchase that we will hold the positions for several years. The Fund may invest up to 25% of its total assets in foreign securities.

Top 10 Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets
Seneca Foods Corp. Food, Beverage & Tobacco	3.0%
Northeast Bank Banks	2.8%
Village Super Market Inc. Food & Staples Retailing	2.7%
First Defiance Financial Corp. Banks	2.7%
Investar Holding Corp. Banks	2.7%
Bar Harbor Bankshares Banks	2.7%
WSFS Financial Corp. Banks	2.5%
First Internet Bancorp. Banks	2.5%
Photronics Inc. Semiconductors & Semiconductor Equipment	2.4%
The Monarch Cement Co. Materials	2.4%

Manager’s Discussion

During the 12 months under review, top positive contributors to Fund performance included Spartan Motors, Northwest Pipe Company and Miller Industries.

Shares of Spartan Motors, a specialty manufacturer of commercial delivery and emergency response vehicles, rose steadily throughout the period as the company delivered multiple quarters that consistently topped consensus expectations. The company has continued to see strong demand for delivery vehicles, and recently secured a large order for walk-in vans from a leading e-commerce customer. We believe the company should continue to benefit from the long-term growth trends in e-commerce and related demand for package delivery services.

The shares of Northwest Pipe, one of the largest manufacturers of large-scale steel pipe used for water infrastructure, has benefited from a strong year of increased project activity. The firm’s backlog has expanded more than three times from year-ago levels and is driven by demand for water transmission pipe in Texas and California. Although industry trends can be volatile, we believe the company is well positioned with its debt-free balance sheet and robust backlog.

Shares of Miller Industries, a manufacturer of towing and recovery vehicles, were bid up as investors responded positively to successive quarters of strong revenue growth and margin expansion, driven by solid domestic and international customer demand. Management has made significant investments in its manufacturing facilities to expand capacity and increase factory automation. While Miller is sensitive to raw material cost inflation and supply chain effects of trade actions, thus far it has been able to pass such costs along to customers.

Detractors from Fund performance included PHI, Caleres and Natural Gas Services Group.

PHI, a provider of helicopter transportation services, filed for bankruptcy in March. The company was hit hard by the energy downturn, as demand from its offshore energy customers in the Gulf of Mexico evaporated. Burdened by a debt-heavy balance sheet, we believed management would eventually sell its valuable Air Medical division to stay afloat, but ultimately no deal occurred. We exited our position on news of the bankruptcy filing.

Shares of Caleres, a designer and retailer of women’s and family footwear, sold off earlier this year when it reported quarterly results that fell short of consensus expectations, due to price discounting in its Famous Footwear stores. Allen Edmonds, which the company acquired in 2017, also underperformed, and management took a significant write-down on the investment. However, the stock has regained some traction late in the period due to a solid back-to-school season and, going into the new year, the company plans to introduce new designs in its women’s shoe brand portfolio.

Natural Gas Services, a leading provider of compression equipment to the natural gas industry, reported multiple quarters of improving revenue trends, but increased capital investment in its fleet of high horsepower compression equipment resulted in a negative free cash flow trend that

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contributed to a share price decline. However, much of the new equipment is being rented out on long-term contracts, and management expects capital expenditures to decline next year, potentially setting the stage for improved free cash flow generation. The company has been able to maintain consistent positive profitability, with virtually no debt.

The Fund’s performance was essentially flat during the period and trailed the broad equity market as measured by the benchmark index. Stock selection and an underweighted position in the information technology sector—a major positive performer during the period—contributed to the underperformance, as did stock selection and an underweighted position in the materials and real estate sectors, respectively.

Thank you for your participation in Franklin MicroCap Value Fund. We look forward to continuing to serve your investment needs.

Bruce C. Baughman, CPA Co-Lead Portfolio Manager Subsequent to this fiscal year-end, Bruce C. Baughman retired effective December 31, 2019.

Oliver Wong, CFA Co-Lead Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of October 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4 1-Year	+0.58%	-4.96%

5-Year	+16.15%	+1.88%

10-Year	+139.96%	+8.53%

Advisor 1-Year	+0.87%	+0.87%

5-Year	+17.63%	+3.30%

10-Year	+145.96%	+9.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/09–10/31/19)

Advisor Class (11/1/09–10/31/19)

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (11/1/18–10/31/19)

Share Class	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.1127	$1.6571	$1.7698
R6	$0.1127	$1.6571	$1.7698
Advisor	$0.1127	$1.6571	$1.7698

Total Annual Operating Expenses[7]
Share Class	With Fee Waiver	Without Fee Waiver
A	1.17%	1.18%
Advisor	0.92%	0.93%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger-company stocks, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with relatively lower price-to-book ratios and lower forecasted growth rates.

6. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MICROCAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,013.80	$6.34	$1,018.90	$6.36	1.25%
R6	$1,000	$1,015.70	$4.62	$1,020.62	$4.63	0.91%
Advisor	$1,000	$1,015.40	$5.08	$1,020.16	$5.09	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Mutual U.S. Value Fund

Formerly, Franklin Balance Sheet Investment Fund

This annual report for Franklin Mutual U.S. Value Fund covers the fiscal year ended October 31, 2019. As previously communicated, effective March 1, 2019, the Fund changed its name from Franklin Balance Sheet Investment Fund to Franklin Mutual U.S. Value Fund. Additionally, the Fund broadened its investment strategy.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of mid- and large-cap U.S. companies with the remaining portion in smaller companies that we believe are available at market prices less than their value based on certain recognized or objective criteria. The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund invests predominantly in equity securities (including securities convertible into, or that we expect to be exchanged for, common or preferred stock). The Fund currently does not expect to invest more than 10% of its net assets in non-U.S. securities. The income the Fund receives from investments in dividend paying stocks, preferred stocks and convertible securities varies depending upon current market and economic conditions.

Performance Overview

The Fund’s Class A shares posted a +6.22% cumulative total return for the 12 months under review. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates, posted a +10.65% total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition

Based on Total Net Assets as of 10/31/19

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 36.

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Investment Strategy

We employ a research driven, fundamental value strategy for the Fund that focuses on the market price of a company’s securities relative to our own evaluation of the company’s asset value, including an analysis of book value, cash flow potential, balance sheet strength, long-term earnings, and multiples of earnings. The types of companies the Fund may invest in include those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, diminished expectations, mismanagement or undermanagement, or are financially stressed.

Manager’s Discussion

During the 12 months under review, top positive contributors to Fund performance included Kinder Morgan, Bank of America and Johnson Controls International. Bank of America and Kinder Morgan are listed among the Fund’s largest positions in the Top 10 Holdings table on this page.

Shares of energy infrastructure company Kinder Morgan rose from depressed levels in early 2019 as the energy sector rebounded from weak performance in late 2018. Kinder has been focused on reducing balance sheet leverage through both free cash flow generation and asset sales. In August, the company announced the sale of Kinder Morgan Canada, along with the U.S. portion of the Cochin pipeline to Pembina Pipeline, at what we considered an attractive valuation. In addition, important new pipeline projects are progressing, and management has reduced spending in its enhanced oil recovery business, resulting in lower capital expenditures and greater free cash flow. Morgan’s leadership is also delivering on the commitment to increase the company’s dividend, providing substantial income to the Fund, enhancing total shareholder returns.

Bank of America closed out calendar year 2018 reporting stronger-than-expected net interest margins, improved credit metrics and stable loan and deposit growth rates, leading to a sharp increase in the bank’s share price in early 2019. The stocks of U.S. banks, including Bank of America, were volatile mid-year as softer economic conditions raised the possibility of interest rate cuts by the Fed resulting in a temporary inversion to parts of the yield curve based on potential recessionary fears. Second-quarter earnings beat consensus expectations and were driven by lower credit loss provisions, as well as improved expense management, which we believe would help mitigate the compression in net interest margins from lower interest rates. Bank of America repeated the strong performance in the calendar year third quarter, and its shares rallied sharply on the news.

Top 10 Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets
Bank of America Corp. Banks	4.3%
JPMorgan Chase & Co. Banks	4.0%
Kinder Morgan Inc. Energy	3.3%
Symantec Corp. Software & Services	3.1%
Brixmor Property Group Inc. Real Estate	2.8%
Discovery Inc. Media	2.7%
Corning Inc. Technology Hardware & Equipment	2.6%
General Motors Co. Automobiles & Components	2.6%
Archer-Daniels-Midland Co. Food, Beverage & Tobacco	2.5%
American International Group Inc. Multi-line Insurance	2.4%

Johnson Controls is a global provider of building technology equipment and services with a product range extending from heating, ventilation and air conditioning systems to fire and security products. Following the successful divestiture of its Power Solutions business, the company announced an accelerated share repurchase program, retiring a percentage of its outstanding capital base during the period. The buyback, combined with both earnings that beat analyst expectations and positive analyst commentary on growth prospects, boosted the stock. Finally, Johnson Controls management delivered significantly improved cash conversion, which was positive for investor sentiment given prior years when the company had been a poor converter of net income into free cash flow.

Detractors from Fund performance included Perrigo, Discovery Communications and Corning. Discovery Communications and Corning are listed among the Fund’s largest positions in the Top 10 Holdings table on page 12.

The stock of Perrigo, a health care products and over-the-counter pharmaceuticals manufacturer, declined due to a substantial and unexpected €1.6 billion tax assessment by Ireland’s Office of the Revenue Commissioners, connected to the sale of the intellectual properties and related assets of Tysabri, a multiple sclerosis

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FRANKLIN MUTUAL U.S. VALUE FUND

medication. In a subsequent and separate proposal, the U.S. Internal Revenue Service later issued an adjustment seeking a $843 million tax payment on prior-period transfer pricing related to Elan, which had previously merged with Perrigo. The company has appealed these assessments, and the Irish court will hear oral arguments on April 29, 2020, with a decision to follow a few months later. Prior to the start of the period, Murray Kessler was selected as chief executive officer, and subsequently, Ray Silcock was hired as chief financial officer. Both have consumer-facing business experience, and we are encouraged by these appointments as Perrigo prepares to separate its consumer and prescription pharmaceutical operations. During the company’s May investor day, management targeted growth rates of 3% for revenue, 5% for operating income, 7% for earnings per share and 9% for its dividend. We believe Perrigo trades at a punitive discount relative to its earnings potential. At period-end, the stock was up more than 45% off its December lows.

Discovery Communications’ shares retreated during the period following management’s decision in early 2019 to increase operating and capital expenditures related to an investment in the company’s direct-to-consumer (DTC) platform. Disappointed investors sold their shares believing, in part, that stock buybacks would be postponed during the investment period. Investor confidence returned after period-end as third-quarter results exceeded consensus expectations, and returns on the DTC investment have been favorable. Free cash flow continues to grow, enabling the company to improve its balance sheet and return capital to shareholders.

The stock price of Corning weakened following a lackluster earnings report, as well as a negative mid-quarter update in September on two of its large segments, optical and display. The company lowered its full-year guidance for its optical communications business as telecom customers reduced their capital spending. Further, the outlook for the display business continues to be hampered by the reduced utilization rates from some if its large-panel manufacturer customers.

The Fund experienced a positive return during the period but lagged the broad equity market as measured by the benchmark index. The underperformance can be attributed primarily to a high cash balance, which was a drag in a rising market, as well as stock selection in several sectors, notably consumer staples, information technology and communication services. Given the Fund’s deep value approach, returns may at times underperform a broad benchmark, which can be populated with stocks that we would not consider value-investing candidates.

Thank you for your participation in Franklin Mutual U.S. Value Fund. We look forward to continuing to serve your investment needs.

Grace Hoefig Lead Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MUTUAL U.S. VALUE FUND

Performance Summary as of October 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4 1-Year	+6.22%	+0.37%
5-Year	+26.36%	+3.61%
10-Year	+151.10%	+9.02%

Advisor 1-Year	+6.48%	+6.48%
5-Year	+27.92%	+5.05%
10-Year	+157.41%	+9.92%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/09–10/31/19)

Advisor Class (11/1/09–10/31/19)

See page 16 for Performance Summary footnotes.

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FRANKLIN MUTUAL U.S. VALUE FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–10/31/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.4644	$0.1712	$4.3433	$4.9789
C	$ —	$0.1712	$4.3433	$4.5145
R	$0.3586	$0.1712	$4.3433	$4.8731
R6	$0.6066	$0.1712	$4.3433	$5.1211
Advisor	$0.5572	$0.1712	$4.3433	$5.0717

Total Annual Operating Expenses[7]
Share Class	With Fee Waiver	Without Fee Waiver
A	0.91%	0.96%
Advisor	0.66%	0.71%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they may also involve heightened risks and should be considered speculative. Historically, smaller- and midsize- company securities have been more volatile in price than larger-company securities, especially over the short term. In addition, the Fund may invest in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with relatively lower price-to-book ratios and lower forecasted growth rates.

6. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL U.S. VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/19[1,2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,015.30	$4.57	$1,020.67	$4.58	0.90%
C	$1,000	$1,011.30	$8.36	$1,016.89	$8.39	1.65%
R	$1,000	$1,013.70	$5.84	$1,019.41	$5.85	1.15%
R6	$1,000	$1,017.00	$2.75	$1,022.48	$2.75	0.54%
Advisor	$1,000	$1,016.40	$3.30	$1,021.93	$3.31	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Small Cap Value Fund

This annual report for Franklin Small Cap Value Fund covers the fiscal year ended October 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by investing most of its assets in equity securities that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. We define small-cap companies as those with market capitalizations not exceeding either: the highest market capitalization in the Russell 2000® Index1; or the 12-month average of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase. The Fund invests predominantly in common stocks.

Performance Overview

The Fund’s Class A shares posted a +11.35% cumulative total return for the 12 months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates, posted a +3.22% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 21.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Our strategy is to invest in small-cap companies that we believe are undervalued at the time of purchase and have the potential for capital appreciation. A stock is undervalued when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the

Portfolio Composition

Based on Total Net Assets as of 10/31/19

company’s worth. Following this strategy, the Fund invests in companies that we believe have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. The Fund also may invest in equity real estate

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.

2. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 44.

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FRANKLIN SMALL CAP VALUE FUND

investment trusts (REITs). The Fund may invest up to 25% of its total assets in foreign securities.

Manager’s Discussion

During the 12 months under review, top contributors to Fund performance included Versum Materials, Crocs and Gibraltar Industries. Gibraltar Industries is listed among the Fund’s largest positions in the Top 10 Holdings table on this page.

Versum Materials is a specialty materials and equipment company that primarily supplies the semiconductor end market. The company agreed to be acquired by Merck KGaA (not a Fund holding) for $53 per share during the period. The revised offer was higher than Merck’s initial offer of $48 per share and substantially higher than Entegris’s (not a Fund holding) competing offer of approximately $41. Merck’s offer represented a 68% premium to Versum’s share price on the day prior to the announcement of the Entegris merger. We subsequently exited the position.

The shares of Crocs, a designer and manufacturer of footwear, appreciated during the period as accelerating brand momentum resulted in stronger-than-expected sales and margin expansion. We believe the company’s investment in advertising and partnerships, along with a focus on tight inventory management and cost rationalization, could drive future increases in revenue and earnings.

Shares of Gibraltar, a diversified manufacturer of residential and industrial building, infrastructure and renewable energy products, rose steadily during the period, driven by increased demand for solar mounting systems and commercial-grade greenhouses. The stock price surged in late October after management reported solid third-quarter revenue growth following two consecutive periods in which sales were flat. Gibraltar has a debt-free balance sheet, and cash has continued to increase due to margin and working capital management improvement.

Detractors from Fund performance included Hunting, Caleres and Maple Leaf Foods.

The stock of Hunting, an equipment provider for onshore and offshore well construction, completion and intervention services, declined along with the price of crude oil, which remained under pressure due to continued high inventories. Despite reporting financial results that were in line with consensus expectations, investors remained concerned that increasing competitive product offerings in the company’s onshore-focused business could reduce margins in the future. We believe that Hunting is well positioned to take advantage of future opportunities because of its strong balance sheet, focus on premium products and emerging signs of improvement in its international markets.

Top 10 Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets
The Hanover Insurance Group Inc. Insurance	3.2%
Horace Mann Educators Corp. Insurance	3.0%
Plexus Corp. Technology Hardware & Equipment	3.0%
Old Republic International Corp. Insurance	2.9%
Mueller Water Products Inc. Machinery	2.9%
Columbia Banking System Inc. Banks	2.8%
Gibraltar Industries Inc. Building Products	2.7%
First Horizon National Corp. Banks	2.7%
Eagle Materials Inc. Materials	2.6%
Carter’s Inc. Consumer Durables & Apparel	2.4%

The stock of Caleres, a designer and retailer of women’s and family footwear, sold off earlier this year when it reported quarterly results that fell short of consensus expectations, due to price discounting in its Famous Footwear stores. Allen Edmonds, which the company acquired in 2017, also underperformed, and management took a significant write-down on the investment. However, the stock has regained some traction late in the period due to a solid back-to-school season, and, going into the new year, the company plans to introduce new designs in its women’s shoe brand portfolio.

Shares of Maple Leaf Foods, a manufacturer of fresh and prepared meats, decreased during the period as concerns about increased competition and a lack of partnership announcements tempered initial investor enthusiasm for its high-growth, plant-based protein segment.

The Fund experienced a positive return during the period, with performance exceeding the broad equity market by more than 8% as measured by the benchmark index. The outperformance was attributable to an underweighted position in the energy sector, which was the worst performer

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FRANKLIN SMALL CAP VALUE FUND

in the benchmark. Stock selection and an overweighted position in industrials, and stock selection and underweighted positions in the consumer discretionary and health care sectors, also contributed to relative performance.

Thank you for your participation in Franklin Small Cap Value Fund. We look forward to continuing to serve your investment needs.

Steven B. Raineri Lead Portfolio Manager Christopher Meeker, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP VALUE FUND

Performance Summary as of October 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4 1-Year	+11.35%	+5.23%
5-Year	+39.84%	+5.73%
10-Year	+189.63%	+10.59%

Advisor 1-Year	+11.61%	+11.61%
5-Year	+41.65%	+7.21%
10-Year	+197.79%	+11.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 23 for Performance Summary footnotes.

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FRANKLIN SMALL CAP VALUE FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/09–10/31/19)

Advisor Class (11/1/09–10/31/19)

See page 23 for Performance Summary footnotes.

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FRANKLIN SMALL CAP VALUE FUND

    PERFORMANCE SUMMARY

Distributions (11/1/18–10/31/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.4383	$0.7014	$6.4758	$7.6155
C	$ —	$0.7014	$6.4758	$7.1772
R	$0.2606	$0.7014	$6.4758	$7.4378
R6	$0.6782	$0.7014	$6.4758	$7.8554
Advisor	$0.5562	$0.7014	$6.4758	$7.7334

Total Annual Operating Expenses[7]
Share Class	With Fee Waiver	Without Fee Waiver
A	1.05%	1.07%
Advisor	0.80%	0.82%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than larger-company stocks, particularly over the short term. Value securities may not increase in price as anticipated or may decline further in value. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. REITS may be affected by any change in the value of the properties owned and other factors, and their prices tend to go up and down. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with relatively lower price-to-book ratios and lower forecasted growth rates.

6. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,040.80	$5.40	$1,019.91	$5.35	1.05%
C	$1,000	$1,036.80	$9.24	$1,016.13	$9.15	1.80%
R	$1,000	$1,039.60	$6.68	$1,018.65	$6.61	1.30%
R6	$1,000	$1,042.90	$3.19	$1,022.08	$3.16	0.62%
Advisor	$1,000	$1,042.00	$4.12	$1,021.17	$4.08	0.80%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN VALUE INVESTORS TRUST

Financial Highlights

Franklin MicroCap Value Fund

	Year Ended October 31,
	2019	2018	2017	2016		2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$31.06	$36.43	$31.33	$32.90		$39.88

Income from investment operations[a]:

Net investment income (loss)[b]	0.06	(0.04)	0.01	0.11	[c]	— [d]

Net realized and unrealized gains (losses)	(0.03)	(2.70)	8.20	2.22		(3.33)

Total from investment operations	0.03	(2.74)	8.21	2.33		(3.33)

Less distributions from:

Net investment income	—	(—)[d]	(0.11)	—		—

Net realized gains	(1.77)	(2.63)	(3.00)	(3.90)		(3.65)

Total distributions	(1.77)	(2.63)	(3.11)	(3.90)		(3.65)

Net asset value, end of year	$29.32	$31.06	$36.43	$31.33		$32.90

Total return[e]	0.58%	(8.11)%	26.98%	8.25%		(8.58)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.22%	1.17%	1.16%	1.19%		1.20%

Expenses net of waiver and payments by affiliates	1.21% [f]	1.16% [f]	1.15% [f]	1.18%	[f]	1.19%

Net investment income (loss)	0.23%	(0.11)%	0.03%	0.36%	[c]	0.02%

Supplemental data

Net assets, end of year (000’s)	$145,897	$184,613	$238,337	$232,964		$258,143

Portfolio turnover rate	7.04%	4.08%	8.82%	11.72%		8.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.13%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$31.43	$36.85	$31.66	$33.09		$39.94

Income from investment operations[a]:

Net investment income[b]	0.16	0.08	0.12	0.22	[c]	0.14

Net realized and unrealized gains (losses)	(0.02)	(2.74)	8.30	2.25		(3.34)

Total from investment operations	0.14	(2.66)	8.42	2.47		(3.20)

Less distributions from:

Net investment income	—	(0.13)	(0.23)	—		—

Net realized gains	(1.77)	(2.63)	(3.00)	(3.90)		(3.65)

Total distributions	(1.77)	(2.76)	(3.23)	(3.90)		(3.65)

Net asset value, end of year	$29.80	$31.43	$36.85	$31.66		$33.09

Total return	0.97%	(7.83)%	27.46%	8.67%		(8.21)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.89%	0.85%	0.80%	0.81%		0.81%

Expenses net of waiver and payments by affiliates	0.86% [d]	0.82% [d]	0.79% [d]	0.80%	[d]	0.80%

Net investment income	0.58%	0.23%	0.39%	0.74%	[c]	0.41%

Supplemental data

Net assets, end of year (000’s)	$19,266	$21,070	$27,107	$18,288		$18,031

Portfolio turnover rate	7.04%	4.08%	8.82%	11.72%		8.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.51%.

dBenefit of expense reduction rounds to less than 0.01%.

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016		2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$31.28	$36.67	$31.52	$33.00		$39.90

Income from investment operations[a]:

Net investment income[b]	0.15	0.05	0.09	0.18	[c]	0.09

Net realized and unrealized gains (losses)	(0.04)	(2.72)	8.25	2.24		(3.34)

Total from investment operations	0.11	(2.67)	8.34	2.42		(3.25)

Less distributions from:

Net investment income	—	(0.09)	(0.19)	—		—

Net realized gains	(1.77)	(2.63)	(3.00)	(3.90)		(3.65)

Total distributions	(1.77)	(2.72)	(3.19)	(3.90)		(3.65)

Net asset value, end of year	$29.62	$31.28	$36.67	$31.52		$33.00

Total return	0.87%	(7.90)%	27.29%	8.53%		(8.36)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.97%	0.92%	0.92%	0.95%		0.96%

Expenses net of waiver and payments by affiliates	0.96% [d]	0.91% [d]	0.91% [d]	0.94%	[d]	0.95%

Net investment income	0.48%	0.14%	0.27%	0.60%	[c]	0.26%

Supplemental data

Net assets, end of year (000’s)	$29,687	$53,329	$76,228	$63,410		$67,538

Portfolio turnover rate	7.04%	4.08%	8.82%	11.72%		8.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.37%.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2019

Franklin MicroCap Value Fund

	Shares	Value

Common Stocks 96.6%
Aerospace & Defense 1.6%
[a] Ducommun Inc.	64,500	$3,197,910

Banks 21.1%
Bar Harbor Bankshares	207,200	5,190,360
First Defiance Financial Corp.	169,600	5,244,032
First Internet Bancorp	215,400	4,898,196
Investar Holding Corp.	211,200	5,239,872
Northeast Bank	252,765	5,411,698
Old Line Bancshares Inc.	54,000	1,581,120
Peoples Financial Services Corp.	89,943	4,423,397
Southern Missouri Bancorp Inc.	114,000	4,150,740
WSFS Financial Corp.	116,400	4,908,588

		41,048,003

Building Products 3.8%
Burnham Holdings Inc., A	162,237	2,260,773
[a] Continental Materials Corp.	73,712	770,290
[a] Gibraltar Industries Inc.	83,800	4,460,674

		7,491,737

Construction & Engineering 6.4%
[a] Ameresco Inc., A	222,800	3,284,072
[a] Northwest Pipe Co.	140,900	4,297,450
[a] Sterling Construction Co.	238,982	3,882,263
[a] Williams Industrial Services Group Inc.	659,800	1,002,896

		12,466,681

Consumer Durables & Apparel 6.8%
Crown Crafts Inc.	181,000	1,116,770
Culp Inc.	117,500	1,817,725
[a] Delta Apparel Inc.	161,400	4,026,930
Flexsteel Industries Inc.	52,900	876,553
[a] Lakeland Industries Inc.	87,900	971,295
Rocky Brands Inc.	128,820	3,582,484
[a] Vera Bradley Inc.	77,000	828,520

		13,220,277

Consumer Services 2.2%
[a,b] Full House Resorts Inc.	1,713,420	4,249,282

Diversified Financials 1.5%
Arbor Realty Trust Inc.	206,713	2,823,700
[a,b] Origen Financial Inc.	1,900,000	171,000

		2,994,700

Electrical Equipment 4.8%
LSI Industries Inc.	636,900	3,305,511
Powell Industries Inc.	68,600	2,686,376
[a] Ultralife Corp.	380,902	3,290,993

		9,282,880

28	Annual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS

Franklin MicroCap Value Fund (continued)

	Shares	Value

Common Stocks (continued)
Energy 6.4%
Adams Resources & Energy Inc.	30,000	$900,000
[a] Ardmore Shipping Corp. (Ireland)	416,000	3,323,840
[a] Geospace Technologies Corp.	65,600	957,104
[a] Gulf Island Fabrication Inc.	277,900	1,456,196
[a] Natural Gas Services Group Inc.	204,400	2,430,316
[a] Renewable Energy Group Inc.	116,800	1,908,512
[a] REX American Resources Corp.	18,600	1,505,112

		12,481,080

Food & Staples Retailing 2.7%
Village Super Market Inc., A	198,300	5,254,950

Food, Beverage & Tobacco 3.0%
[a] Seneca Foods Corp., A	167,400	5,922,612

Health Care Equipment & Services 1.3%
Invacare Corp.	208,300	1,608,076
Kewaunee Scientific Corp.	52,700	838,457

		2,446,533

Insurance 0.4%
[a] ACMAT Corp., A	26,816	826,201

Machinery 8.5%
Alamo Group Inc.	32,800	3,511,568
[a] Freightcar America Inc.	172,700	576,818
Hurco Cos. Inc.	110,000	3,826,900
Miller Industries Inc.	116,900	4,202,555
Spartan Motors Inc.	258,600	4,517,742

		16,635,583

Materials 7.4%
[a] Flotek Industries Inc.	189,800	362,518
Friedman Industries Inc.	120,000	831,588
Mercer International Inc. (Germany)	192,300	2,346,060
The Monarch Cement Co.	79,524	4,711,797
Olympic Steel Inc.	116,300	1,742,174
Schnitzer Steel Industries Inc., A	63,200	1,348,688
[a] Universal Stainless & Alloy Products Inc.	223,000	2,992,660

		14,335,485

Media & Entertainment 0.6%
[a] DHI Group Inc.	304,800	1,103,376

Real Estate 2.2%
Griffin Industrial Realty Inc.	106,700	4,201,846

Retailing 3.7%
Caleres Inc.	123,600	2,659,872
Haverty Furniture Cos. Inc.	155,000	2,811,700
Shoe Carnival Inc.	50,000	1,659,500

		7,131,072

franklintempleton.com	Annual Report	29

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS

Franklin MicroCap Value Fund (continued)

	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment 2.4%
[a] Photronics Inc.	401,700	$4,740,060

Technology Hardware & Equipment 4.2%
[a] Digi International Inc.	75,600	1,090,152
[a] Key Tronic Corp.	480,000	2,865,600
[a] Kimball Electronics Inc.	79,000	1,173,940
Richardson Electronics Ltd.	375,000	2,163,750
[a] Sierra Wireless Inc. (Canada)	78,100	863,786

		8,157,228

Telecommunication Services 3.2%
[a] Alaska Communications Systems Group Inc.	1,055,500	1,731,020
ATN International Inc.	38,700	2,292,201
[a] ORBCOMM Inc.	219,600	880,596
Spok Holdings Inc.	119,300	1,419,670

		6,323,487

Trading Companies & Distributors 2.2%
[a] Houston Wire & Cable Co.	375,350	1,595,237
[a] Titan Machinery Inc.	156,700	2,601,220

		4,196,457

Transportation 0.2%
[a] Celadon Group Inc.	395,300	387,394

Total Common Stocks (Cost $120,047,738)		188,094,834

Short Term Investments (Cost $7,075,299) 3.6%

Money Market Funds 3.6%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	7,075,299	7,075,299

Total Investments (Cost $127,123,037) 100.2%		195,170,133
Other Assets, less Liabilities (0.2)%		(320,038)

Net Assets 100.0%		$194,850,095

aNon-income producing.

bSee Note 7 regarding holdings of 5% voting securities.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

30	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights

Franklin Mutual U.S. Value Fund

	Year Ended October 31,
	2019	2018	2017		2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$37.93	$41.08	$35.40		$40.06	$51.55

Income from investment operations[a]:

Net investment income[b]	0.52	0.45	0.38	[c]	0.22	0.19

Net realized and unrealized gains (losses)	1.13	(0.43)	7.79		1.17	(3.92)

Total from investment operations	1.65	0.02	8.17		1.39	(3.73)

Less distributions from:

Net investment income	(0.46)	(0.46)	(0.18)		(0.28)	(0.17)

Net realized gains	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)

Total distributions	(4.97)	(3.17)	(2.49)		(6.05)	(7.76)

Net asset value, end of year	$34.61	$37.93	$41.08		$35.40	$40.06

Total return[d]	6.22%	(0.15)%	23.63%		4.44%	(7.73)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.93%	0.91%	0.92%		0.94%	0.95%

Expenses net of waiver and payments by affiliates	0.89% [e]	0.86% [e]	0.87%	[e]	0.91% [e]	0.94%

Net investment income	1.55%	1.13%	0.97%	[c]	0.62%	0.45%

Supplemental data

Net assets, end of year (000’s)	$735,919	$772,976	$841,367		$795,663	$915,285

Portfolio turnover rate	44.31%	29.85%	24.68%		30.25%	26.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.73%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	31

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual U.S. Value Fund (continued)

	Year Ended October 31,
	2019	2018	2017		2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$36.13	$39.27	$34.01		$38.70	$50.22

Income from investment operations[a]:

Net investment income (loss)[b]	0.26	0.15	0.08	[c]	(0.04)	(0.12)

Net realized and unrealized gains (losses)	1.09	(0.41)	7.49		1.12	(3.81)

Total from investment operations	1.35	(0.26)	7.57		1.08	(3.93)

Less distributions from:

Net investment income	—	(0.17)	—		—	—

Net realized gains	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)

Total distributions	(4.51)	(2.88)	(2.31)		(5.77)	(7.59)

Net asset value, end of year	$32.97	$36.13	$39.27		$34.01	$38.70

Total return[d]	5.41%	(0.91)%	22.73%		3.65%	(8.41)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.68%	1.66%	1.67%		1.69%	1.70%

Expenses net of waiver and payments by affiliates	1.64% [e]	1.61% [e]	1.62%	[e]	1.66% [e]	1.69%

Net investment income (loss)	0.80%	0.38%	0.22%[c]		(0.13)%	(0.30)%

Supplemental data

Net assets, end of year (000’s)	$27,443	$33,854	$65,586		$61,567	$73,185

Portfolio turnover rate	44.31%	29.85%	24.68%		30.25%	26.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.02)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

32	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual U.S. Value Fund (continued)

	Year Ended October 31,
	2019	2018	2017		2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$37.99	$41.10	$35.42		$40.06	$51.48

Income from investment operations[a]:

Net investment income[b]	0.44	0.35	0.29	[c]	0.13	0.09

Net realized and unrealized gains (losses)	1.14	(0.42)	7.80		1.17	(3.91)

Total from investment operations	1.58	(0.07)	8.09		1.30	(3.82)

Less distributions from:

Net investment income	(0.36)	(0.33)	(0.10)		(0.17)	(0.01)

Net realized gains	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)

Total distributions	(4.87)	(3.04)	(2.41)		(5.94)	(7.60)

Net asset value, end of year	$34.70	$37.99	$41.10		$35.42	$40.06

Total return	5.94%	(0.39)%	23.33%		4.17%	(7.94)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.18%	1.16%	1.17%		1.19%	1.20%

Expenses net of waiver and payments by affiliates	1.14% [d]	1.11% [d]	1.12%	[d]	1.16% [d]	1.19%

Net investment income	1.30%	0.88%	0.72%	[c]	0.37%	0.20%

Supplemental data

Net assets, end of year (000’s)	$6,764	$7,280	$7,884		$8,486	$9,831

Portfolio turnover rate	44.31%	29.85%	24.68%		30.25%	26.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.48%.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual U.S. Value Fund (continued)

	Year Ended October 31,
	2019	2018	2017		2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$39.20	$42.38	$36.40		$41.10	$52.70

Income from investment operations[a]:

Net investment income[b]	0.67	0.61	0.75	[c]	0.35	0.37

Net realized and unrealized gains (losses)	1.18	(0.45)	7.83		1.20	(3.99)

Total from investment operations	1.85	0.16	8.58		1.55	(3.62)

Less distributions from:

Net investment income	(0.61)	(0.63)	(0.29)		(0.48)	(0.39)

Net realized gains	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)

Total distributions	(5.12)	(3.34)	(2.60)		(6.25)	(7.98)

Net asset value, end of year	$35.93	$39.20	$42.38		$36.40	$41.10

Total return	6.61%	0.19%	24.10%		4.86%	(7.33)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.59%	0.57%	0.57%		0.53%	0.51%

Expenses net of waiver and payments by affiliates	0.52% [d]	0.50% [d]	0.47%	[d]	0.50% [d]	0.50%

Net investment income	1.92%	1.49%	1.37%	[c]	1.03%	0.89%

Supplemental data

Net assets, end of year (000’s)	$36,398	$36,580	$34,673		$157	$7,412

Portfolio turnover rate	44.31%	29.85%	24.68%		30.25%	26.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

dBenefit of expense reduction rounds to less than 0.01%.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual U.S. Value Fund (continued)

	Year Ended October 31,

	2019	2018	2017		2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$39.26	$42.39	$36.45		$41.08	$52.68

Income from investment operations[a]:

Net investment income[b]	0.63	0.57	0.49	[c]	0.31	0.30

Net realized and unrealized gains (losses)	1.19	(0.46)	8.04		1.20	(4.00)

Total from investment operations	1.82	0.11	8.53		1.51	(3.70)

Less distributions from:

Net investment income	(0.56)	(0.53)	(0.28)		(0.37)	(0.31)

Net realized gains	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)

Total distributions	(5.07)	(3.24)	(2.59)		(6.14)	(7.90)

Net asset value, end of year	$36.01	$39.26	$42.39		$36.45	$41.08

Total return	6.48%	0.07%	23.98%		4.69%	(7.51)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.68%	0.66%	0.67%		0.69%	0.70%

Expenses net of waiver and payments by affiliates	0.64% [d]	0.61% [d]	0.62%	[d]	0.66% [d]	0.69%

Net investment income	1.80%	1.38%	1.22%	[c]	0.87%	0.70%

Supplemental data

Net assets, end of year (000’s)	$47,427	$48,616	$57,402		$75,573	$69,330

Portfolio turnover rate	44.31%	29.85%	24.68%		30.25%	26.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2019

Franklin Mutual U.S. Value Fund

	Shares	Value

Common Stocks 88.1%
Automobiles & Components 2.6%
General Motors Co.	587,000	$21,812,920

Banks 15.7%
Bank of America Corp.	1,186,600	37,104,982
Citigroup Inc.	236,900	17,023,634
Citizens Financial Group Inc.	338,300	11,894,628
Farmers & Merchants Bank of Long Beach	1,475	11,593,500
JPMorgan Chase & Co.	275,700	34,440,444
PNC Financial Services Group Inc.	22,500	3,300,750
Wells Fargo & Co.	368,763	19,039,234

		134,397,172

Capital Goods 6.8%
[a] AerCap Holdings NV (Ireland)	102,200	5,915,336
General Electric Co.	1,399,400	13,966,012
Johnson Controls International PLC	254,300	11,018,819
Oshkosh Corp.	72,600	6,198,588
Regal Beloit Corp.	197,700	14,639,685
Terex Corp.	218,200	6,011,410

		57,749,850

Commercial & Professional Services 0.7%
Tetra Tech Inc.	72,700	6,359,069

Consumer Durables & Apparel 4.5%
Lennar Corp., B	234,400	11,021,488
PVH Corp.	191,000	16,647,560
Toll Brothers Inc.	266,800	10,610,636

		38,279,684

Consumer Services 0.5%
Vail Resorts Inc.	17,700	4,112,949

Diversified Financials 2.4%
Capital One Financial Corp.	215,700	20,114,025

Energy 10.1%
Arch Coal Inc.	75,000	5,916,750
Chevron Corp.	106,300	12,345,682
Kinder Morgan Inc.	1,406,000	28,091,880
Royal Dutch Shell PLC, A, ADR (United Kingdom)	262,700	15,228,719
Schlumberger Ltd.	375,400	12,271,826
Valero Energy Corp.	130,000	12,607,400

		86,462,257

Food & Staples Retailing 1.5%
Walgreens Boots Alliance Inc.	237,700	13,021,206

Food, Beverage & Tobacco 7.5%
Archer-Daniels-Midland Co.	501,300	21,074,652
Bunge Ltd.	236,200	12,754,800
The Kraft Heinz Co.	540,300	17,467,899

36	Annual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual U.S. Value Fund (continued)

	Shares	Value

Common Stocks (continued)
Food, Beverage & Tobacco (continued)
Molson Coors Brewing Co., B	245,400	$12,937,488

		64,234,839

Materials 3.3%
Huntsman Corp.	399,700	8,845,361
Reliance Steel & Aluminum Co.	89,690	10,407,628
Westlake Chemical Corp.	135,100	8,536,969

		27,789,958

Media 5.1%
[a] Discovery Inc., C	932,900	23,546,396
News Corp., B	1,085,700	15,330,084
Scholastic Corp.	129,126	4,971,351

		43,847,831

Multi-line Insurance 4.2%
American International Group Inc.	381,400	20,198,944
The Hartford Financial Services Group Inc.	274,400	15,662,752

		35,861,696

Pharmaceuticals, Biotechnology & Life Sciences 3.4%
[a] Bio-Rad Laboratories Inc., A	44,395	14,722,270
Perrigo Co. PLC	273,400	14,495,668

		29,217,938

Real Estate 5.7%
Brixmor Property Group Inc.	1,083,500	23,858,670
Mid-America Apartment Communities Inc.	71,200	9,896,088
Regency Centers Corp.	124,400	8,364,656
Vornado Realty Trust	101,400	6,654,882

		48,774,296

Reinsurance 2.2%
Everest Re Group Ltd.	73,500	18,896,115

Retailing 2.3%
Dick’s Sporting Goods Inc.	506,200	19,706,366

Semiconductors & Semiconductor Equipment 0.6%
MKS Instruments Inc.	50,489	5,463,919

Software & Services 3.9%
Oracle Corp.	116,000	6,320,840
Symantec Corp.	1,162,200	26,591,136

		32,911,976

Technology Hardware & Equipment 4.2%
Corning Inc.	754,300	22,349,909
Western Digital Corp.	267,400	13,811,210

		36,161,119

franklintempleton.com	Annual Report	37

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS

Franklin Mutual U.S. Value Fund (continued)

	Shares	Value

Common Stocks (continued)

Transportation 0.9%
[a] JetBlue Airways Corp.	375,700	$7,251,010

Total Common Stocks (Cost $614,874,795)		752,426,195

	Principal Amount

Corporate Bonds 0.8%
Capital Goods 0.2%
Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	$1,490,000	1,516,075

Energy 0.1%
[b] McDermott Technology Americas Inc., senior note, 144A, 10.625%, 5/01/24	4,000,000	780,000

Software & Services 0.5%
[b] Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 10.50%, 2/01/24	4,661,000	4,439,602

Total Corporate Bonds (Cost $9,392,269)		6,735,677

Total Investments before Short Term Investments (Cost $624,267,064)		759,161,872

	Shares

Short Term Investments (Cost $85,446,583) 10.0%

Money Market Funds 10.0%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	85,446,583	85,446,583

Total Investments (Cost $709,713,647) 98.9%		844,608,455
Other Assets, less Liabilities 1.1%		9,342,985

Net Assets 100.0%		$853,951,440

See Abbreviations on page 65.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $5,219,602, representing 0.6% of net assets.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

38	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights

Franklin Small Cap Value Fund

	Year Ended October 31,
	2019		2018	2017		2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$52.59		$59.07	$51.45		$51.72	$58.96

Income from investment operations[a]:

Net investment income[b]	0.51	[c]	0.39 [d]	0.31	[e]	0.20	0.30 [f]

Net realized and unrealized gains (losses)	4.00		(1.95)	10.04		4.74	(2.33)

Total from investment operations	4.51		(1.56)	10.35		4.94	(2.03)

Less distributions from:

Net investment income	(0.44)		(0.42)	(0.12)		(0.29)	(0.12)

Net realized gains	(7.18)		(4.50)	(2.61)		(4.92)	(5.09)

Total distributions	(7.62)		(4.92)	(2.73)		(5.21)	(5.21)

Net asset value, end of year	$49.48		$52.59	$59.07		$51.45	$51.72

Total return[g]	11.35%		(3.04)%	20.53%		11.15%	(3.31)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.06%		1.05%	1.05%		1.11%	1.16%

Expenses net of waiver and payments by affiliates	1.05%	[h]	1.03% [h]	1.03%	[h]	1.09% [h]	1.15%

Net investment income	1.10%	[c]	0.69% [d]	0.58%	[e]	0.40%	0.56% [f]

Supplemental data

Net assets, end of year (000’s)	$1,334,235		$1,366,866	$1,364,629		$1,125,268	$1,062,353

Portfolio turnover rate	57.84%		53.26%	33.38%		41.89%	25.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.80%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.52%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.29%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.36%.

gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$46.45	$52.75	$46.42	$47.22	$54.53

Income from investment operations[a]:

Net investment income (loss)[b]	0.15c	(0.02)[d]	(0.09)[e]	(0.14)	(0.07)[f]

Net realized and unrealized gains (losses)	3.42	(1.72)	9.03	4.26	(2.15)

Total from investment operations	3.57	(1.74)	8.94	4.12	(2.22)

Less distributions from:

Net investment income	—	(0.06)	—	—	—

Net realized gains	(7.18)	(4.50)	(2.61)	(4.92)	(5.09)

Total distributions	(7.18)	(4.56)	(2.61)	(4.92)	(5.09)

Net asset value, end of year	$42.84	$46.45	$52.75	$46.42	$47.22

Total return[g]	10.52%	(3.77)%	19.62%	10.35%	(4.01)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.81%	1.80%	1.80%	1.86%	1.87%

Expenses net of waiver and payments by affiliates	1.80% [h]	1.78% [h]	1.78% [h]	1.84% [h]	1.86%

Net investment income (loss)	0.35%[c]	(0.06)%[d]	(0.17)%[e]	(0.35)%	(0.15)%[f]

Supplemental data

Net assets, end of year (000’s)	$111,639	$138,188	$225,228	$219,150	$229,119

Portfolio turnover rate	57.84%	53.26%	33.38%	41.89%	25.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.05%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.23)%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.46)%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.35)%.

gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

hBenefit of expense reduction rounds to less than 0.01%.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Year Ended October 31,
	2019		2018	2017		2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$51.98		$58.37	$50.87		$51.18	$58.40

Income from investment operations[a]:

Net investment income[b]	0.40	[c]	0.25 [d]	0.18	[e]	0.08	0.19[f]

Net realized and unrealized gains (losses)	3.94		(1.93)	9.93		4.69	(2.32)

Total from investment operations	4.34		(1.68)	10.11		4.77	(2.13)

Less distributions from:

Net investment income	(0.26)		(0.21)	—		(0.16)	(—)	[g]

Net realized gains	(7.18)		(4.50)	(2.61)		(4.92)	(5.09)

Total distributions	(7.44)		(4.71)	(2.61)		(5.08)	(5.09)

Net asset value, end of year	$48.88		$51.98	$58.37		$50.87	$51.18

Total return	11.06%		(3.28)%	20.23%		10.90%	(3.53)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.31%		1.30%	1.30%		1.36%	1.37%

Expenses net of waiver and payments by affiliates	1.30%	[h]	1.28% [h]	1.28%	[h]	1.34% [h]	1.36%

Net investment income	0.85%	[c]	0.44% [d]	0.33%	[e]	0.15%	0.35%[f]

Supplemental data

Net assets, end of year (000’s)	$143,634		$158,678	$209,627		$212,194	$221,939

Portfolio turnover rate	57.84%		53.26%	33.38%		41.89%	25.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.04%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.15%.

gAmount rounds to less than $0.01 per share.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Year Ended October 31,
	2019		2018	2017		2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$55.17		$61.71	$53.60		$53.75	$61.09

Income from investment operations[a]:

Net investment income[b]	0.75	[c]	0.66 [d]	0.58	[e]	0.43	0.62 [f]

Net realized and unrealized gains (losses)	4.23		(2.05)	10.49		4.93	(2.43)

Total from investment operations	4.98		(1.39)	11.07		5.36	(1.81)

Less distributions from:

Net investment income	(0.68)		(0.65)	(0.35)		(0.59)	(0.44)

Net realized gains	(7.18)		(4.50)	(2.61)		(4.92)	(5.09)

Total distributions	(7.86)		(5.15)	(2.96)		(5.51)	(5.53)

Net asset value, end of year	$52.29		$55.17	$61.71		$53.60	$53.75

Total return	11.82%		(2.63)%	21.07%		11.69%	(2.80)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.66%		0.66%	0.60%		0.64%	0.62%

Expenses net of waiver and payments by affiliates	0.61%	[g]	0.60% [g]	0.58%	[g]	0.62% [g]	0.61%

Net investment income	1.54%	[c]	1.12% [d]	1.03%	[e]	0.87%	1.10% [f]

Supplemental data

Net assets, end of year (000’s)	$362,397		$270,426	$221,246		$100,101	$59,339

Portfolio turnover rate	57.84%		53.26%	33.38%		41.89%	25.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.

gBenefit of expense reduction rounds to less than 0.01%.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Year Ended October 31,
	2019		2018	2017		2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$55.19		$61.66	$53.58		$53.67	$61.01

Income from investment operations[a]:

Net investment income[b]	0.67	[c]	0.56 [d]	0.48	[e]	0.32	0.47f

Net realized and unrealized gains (losses)	4.24		(2.06)	10.48		4.94	(2.41)

Total from investment operations	4.91		(1.50)	10.96		5.26	(1.94)

Less distributions from:

Net investment income	(0.56)		(0.47)	(0.27)		(0.43)	(0.31)

Net realized gains	(7.18)		(4.50)	(2.61)		(4.92)	(5.09)

Total distributions	(7.74)		(4.97)	(2.88)		(5.35)	(5.40)

Net asset value, end of year	$52.36		$55.19	$61.66		$53.58	$53.67

Total return	11.61%		(2.81)%	20.84%		11.43%	(3.03)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.81%		0.80%	0.80%		0.86%	0.87%

Expenses net of waiver and payments by affiliates	0.80%	[g]	0.78% [g]	0.78%	[g]	0.84% [g]	0.86%

Net investment income	1.35%	[c]	0.94% [d]	0.83%	[e]	0.65%	0.85% [f]

Supplemental data

Net assets, end of year (000’s)	$522,329		$544,792	$583,364		$893,324	$635,499

Portfolio turnover rate	57.84%		53.26%	33.38%		41.89%	25.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.54%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.65%.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2019

Franklin Small Cap Value Fund

	Shares	Value

Common Stocks 97.5%

Automobiles & Components 0.4%
Gentex Corp.	74,000	$2,075,700
LCI Industries	77,493	7,526,120

		9,601,820

Banks 15.9%
Atlantic Union Bankshares Corp.	368,040	13,565,954
Bryn Mawr Bank Corp.	925,252	35,261,354
CenterState Bank Corp.	974,476	24,712,711
Columbia Banking System Inc.	1,796,309	70,594,944
First Horizon National Corp.	4,176,344	66,696,214
First of Long Island Corp.	1,230,606	28,845,405
German American Bancorp Inc.	304,800	10,073,640
Glacier Bancorp Inc.	442,100	18,709,672
Lakeland Financial Corp.	1,045,545	48,670,120
Peoples Bancorp Inc.	540,026	17,664,250
TCF Financial Corp.	625,053	24,745,848
TrustCo Bank Corp. NY	1,639,400	14,164,416
Washington Trust Bancorp Inc.	396,141	20,238,844

		393,943,372

Building Products 5.3%
[a] Gibraltar Industries Inc.	1,254,357	66,769,423
Insteel Industries Inc.	597,640	11,396,995
Universal Forest Products Inc.	1,033,779	52,061,110

		130,227,528

Commercial & Professional Services 2.7%
[a] Huron Consulting Group Inc.	197,926	13,090,826
McGrath RentCorp	706,945	53,946,973

		67,037,799

Consumer Durables & Apparel 6.5%
Brunswick Corp.	210,200	12,242,048
Carter’s Inc.	598,119	59,955,449
[a] Crocs Inc.	1,429,869	50,031,116
Toll Brothers Inc.	713,314	28,368,498
[a] Unifi Inc.	367,700	10,038,210

		160,635,321

Consumer Services 5.6%
Brinker International Inc.	888,877	39,510,583
Jack in the Box Inc.	480,197	40,346,152
Wyndham Hotels and Resorts Inc.	1,090,551	58,857,037

		138,713,772

Diversified Financials 0.7%
Houlihan Lokey Inc.	377,700	17,850,102

44	Annual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value Fund (continued)

	Shares	Value

Common Stocks (continued)
Electrical Equipment 2.5%
Encore Wire Corp.	156,018	$8,768,212
Regal Beloit Corp.	727,700	53,886,185
		62,654,397

Energy 2.8%
Crescent Point Energy Corp. (Canada)	6,019,318	21,992,343
Hunting PLC (United Kingdom)	8,053,135	40,999,466
[a] Natural Gas Services Group Inc.	531,000	6,313,590
		69,305,399

Food & Staples Retailing 0.3%
[a] BJ’s Wholesale Club Holdings Inc.	298,972	7,982,552

Food, Beverage & Tobacco 1.7%
Maple Leaf Foods Inc. (Canada)	2,354,725	41,084,720

Health Care Equipment & Services 0.1%
[a] Integer Holdings Corp.	22,232	1,721,646

Insurance 9.3%
The Hanover Insurance Group Inc.	602,200	79,315,762
Horace Mann Educators Corp.	1,730,085	75,362,503
Old Republic International Corp.	3,243,700	72,464,258
Selective Insurance Group Inc.	53,142	3,673,175
		230,815,698

Machinery 12.4%
Astec Industries Inc.	247,142	8,672,213
Barnes Group Inc.	249,600	14,589,120
Columbus McKinnon Corp.	99,514	3,733,765
Federal Signal Corp.	528,536	17,145,708
The Greenbrier Cos. Inc.	440,420	12,899,902
Kennametal Inc.	1,142,522	35,361,056
Miller Industries Inc.	55,400	1,991,630
Mueller Industries Inc.	554,288	17,055,441
Mueller Water Products Inc., A	6,145,344	71,900,525
Oshkosh Corp.	639,700	54,617,586
[a] Rexnord Corp.	1,293,000	36,578,970
[a] SPX Flow Inc.	714,229	32,340,289
		306,886,205

Materials 10.5%
Carpenter Technology Corp.	530,643	26,012,120
Eagle Materials Inc.	710,800	64,924,472
Minerals Technologies Inc.	728,971	36,047,616
OceanaGold Corp. (Australia)	16,392,702	39,347,465
PH Glatfelter Co.	1,602,835	28,851,030
PolyOne Corp.	837,500	26,841,875
Reliance Steel & Aluminum Co.	334,100	38,768,964
		260,793,542

franklintempleton.com	Annual Report	45

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value Fund (continued)

	Shares	Value

Common Stocks (continued)

Media & Entertainment 1.6%

Cinemark Holdings Inc.	1,108,600	$40,574,760

Real Estate 6.9%
Brandywine Realty Trust	2,267,973	34,654,627
Healthcare Realty Trust Inc.	43,600	1,515,972
Highwoods Properties Inc.	937,800	43,889,040
LTC Properties Inc.	214,530	11,123,381
Retail Properties of America Inc., A	3,841,667	52,861,338
Sunstone Hotel Investors Inc.	1,841,636	24,880,502

Weingarten Realty Investors	24,600	780,558

		169,705,418

Retailing 0.8%
Caleres Inc.	858,454	18,473,930

Semiconductors & Semiconductor Equipment 4.1%
[a] Advanced Energy Industries Inc.	518,300	30,631,530
MKS Instruments Inc.	457,377	49,497,339
[a] Synaptics Inc.	532,394	22,419,111

		102,547,980

Technology Hardware & Equipment 5.0%
[a] Coherent Inc.	319,965	47,649,188
[a] FARO Technologies Inc.	25,800	1,230,144
[a] Plexus Corp.	1,012,203	74,842,290

		123,721,622

Transportation 0.1%
Heartland Express Inc.	65,300	1,364,770

Utilities 2.3%
Black Hills Corp.	273,600	21,567,888
IDACORP Inc.	98,099	10,557,414
Spire Inc.	285,958	24,037,630

		56,162,932

Total Common Stocks (Cost $2,083,001,398)		2,411,805,285

	Principal Amount

Corporate Bonds (Cost $4,532,000) 0.2%

Machinery 0.2%
Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	$4,532,000	4,611,310

Total Investments before Short Term Investments (Cost $2,087,533,398)		2,416,416,595

46	Annual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value Fund (continued)

	Shares	Value

Short Term Investments (Cost $59,956,984) 2.4%

Money Market Funds 2.4%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	59,956,984	$59,956,984

Total Investments (Cost $2,147,490,382) 100.1%		2,476,373,579

Other Assets, less Liabilities (0.1)%		(2,140,267)

Net Assets 100.0%		$2,474,233,312

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	47

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

October 31, 2019

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$115,828,149	$624,267,064	$2,087,533,398
Cost - Non-controlled affiliates (Note 3f and 7)	11,294,888	85,446,583	59,956,984

Value - Unaffiliated issuers	$183,674,552	$759,161,872	$2,416,416,595
Value - Non-controlled affiliates (Note 3f and 7)	11,495,581	85,446,583	59,956,984
Receivables:
Investment securities sold	35,488	16,286,909	30,351,331
Capital shares sold	69,128	340,136	2,079,036
Dividends and interest	2,400	868,624	1,144,109
Other assets	74	271	751

Total assets	195,277,223	862,104,395	2,509,948,806

Liabilities:
Payables:
Investment securities purchased	—	6,595,022	29,882,943
Capital shares redeemed	180,862	776,776	3,405,089
Management fees	121,073	319,775	1,169,399
Distribution fees	30,737	180,895	432,505
Transfer agent fees	36,829	180,309	637,008
Professional fees	44,596	42,718	44,822
Accrued expenses and other liabilities	13,031	57,460	143,728

Total liabilities	427,128	8,152,955	35,715,494

Net assets, at value	$194,850,095	$853,951,440	$2,474,233,312

Net assets consist of:
Paid-in capital	$ 96,920,455	$657,964,798	$2,010,396,616
Total distributable earnings (loss)	97,929,640	195,986,642	463,836,696

Net assets, at value	$194,850,095	$853,951,440	$2,474,233,312

48	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

October 31, 2019

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Class A:
Net assets, at value	$145,897,178	$735,919,425	$1,334,235,265
Shares outstanding	4,975,416	21,263,813	26,966,727
Net asset value per share[a]	$29.32	$34.61	$49.48
Maximum offering price per share (net asset value per share ÷ 94.50%)	$31.03	$36.62	$52.36
Class C:
Net assets, at value		$27,442,682	$111,638,611
Shares outstanding		832,258	2,605,832
Net asset value and maximum offering price per share[a]		$32.97	$42.84
Class R:
Net assets, at value		$6,764,311	$143,633,912
Shares outstanding		194,919	2,938,651
Net asset value and maximum offering price per share		$34.70	$48.88
Class R6:
Net assets, at value	$19,265,834	$36,398,330	$362,396,764
Shares outstanding	646,598	1,012,910	6,930,335
Net asset value and maximum offering price per share	$29.80	$35.93	$52.29
Advisor Class:
Net assets, at value	$29,687,083	$47,426,692	$522,328,760
Shares outstanding	1,002,432	1,316,882	9,974,994
Net asset value and maximum offering price per share	$29.62	$36.01	$52.36

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended October 31, 2019

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$2,988,855	$ 17,863,880	$48,612,974
Non-controlled affiliates (Note 3f and 7)	174,475	1,986,798	1,985,347
Interest:
Unaffiliated issuers	—	1,120,320	1,013,591

Total investment income	3,163,330	20,970,998	51,611,912

Expenses:
Management fees (Note 3a)	1,645,869	4,108,611	13,844,723
Distribution fees: (Note 3c)
Class A	397,973	1,845,060	3,294,138
Class C	—	301,213	1,206,514
Class R	—	33,673	736,307
Transfer agent fees: (Note 3e)
Class A	183,979	1,095,037	2,734,412
Class C	—	44,536	250,555
Class R	—	10,058	306,726
Class R6	7,014	21,876	190,574
Advisor Class	46,820	68,288	1,038,983
Custodian fees (Note 4)	1,569	6,698	33,082
Reports to shareholders	33,231	167,827	262,036
Registration and filing fees	85,603	120,244	161,136
Professional fees	90,494	107,884	103,700
Trustees’ fees and expenses	14,117	50,307	140,553
Other	11,288	23,048	48,638

Total expenses	2,517,957	8,004,360	24,352,077
Expense reductions (Note 4)	(920)	(506)	(764)
Expenses waived/paid by affiliates (Note 3f and 3g)	(34,235)	(366,018)	(485,405)

Net expenses	2,482,802	7,637,836	23,865,908

Net investment income	680,528	13,333,162	27,746,004

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	32,183,599	55,251,572	134,155,251
Non-controlled affiliates (Note 3f and 7)	1,391,743	—	825,563
Foreign currency transactions	—	(62,458)	(258,310)

Net realized gain (loss)	33,575,342	55,189,114	134,722,504

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(35,668,974)	(18,288,428)	95,430,072
Non-controlled affiliates (Note 3f and 7)	(351,975)	—	(3,100,327)
Translation of other assets and liabilities denominated in foreign currencies	—	—	(13,637)

Net change in unrealized appreciation (depreciation)	(36,020,949)	(18,288,428)	92,316,108

Net realized and unrealized gain (loss)	(2,445,607)	36,900,686	227,038,612

Net increase (decrease) in net assets resulting from operations	$(1,765,079)	$ 50,233,848	$254,784,616

*Foreign taxes withheld on dividends	$—	$ 168,591	$197,427

50	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin MicroCap Value Fund		Franklin Mutual U.S. Value Fund

	Year Ended October 31,		Year Ended October 31,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$680,528	$(69,548)	$13,333,162	$11,012,446
Net realized gain (loss)	33,575,342	15,524,275	55,189,114	116,961,384
Net change in unrealized appreciation (depreciation)	(36,020,949)	(38,484,423)	(18,288,428)	(125,130,955)

Net increase (decrease) in net assets resulting from operations	(1,765,079)	(23,029,696)	50,233,848	2,842,875

Distributions to shareholders:
Class A	(10,280,977)	(16,930,010)	(100,460,949)	(63,858,142)
Class C	—	—	(4,087,821)	(4,736,310)
Class R	—	—	(947,271)	(566,420)
Class R6	(1,173,990)	(2,008,421)	(4,747,031)	(2,808,869)
Advisor Class	(2,743,931)	(5,544,430)	(6,158,856)	(4,346,980)

Total distributions to shareholders	(14,198,898)	(24,482,861)	(116,401,928)	(76,316,721)

Capital share transactions: (Note 2)
Class A	(27,468,769)	(20,418,551)	20,208,235	(6,214,274)
Class C	—	—	(3,857,048)	(27,397,769)
Class R	—	—	101,885	(59,551)
Class R6	(722,873)	(2,163,383)	2,172,372	4,636,880
Advisor Class	(20,006,350)	(12,566,157)	2,188,459	(5,098,372)

Total capital share transactions	(48,197,992)	(35,148,091)	20,813,903	(34,133,086)

Net increase (decrease) in net assets	(64,161,969)	(82,660,648)	(45,354,177)	(107,606,932)
Net assets:

Beginning of year	259,012,064	341,672,712	899,305,617	1,006,912,549

End of year	$194,850,095	$259,012,064	$853,951,440	$899,305,617

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small Cap Value Fund

	Year Ended October 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$27,746,004	$19,021,822
Net realized gain (loss)	134,722,504	369,132,867
Net change in unrealized appreciation (depreciation)	92,316,108	(466,501,290)

Net increase (decrease) in net assets resulting from operations	254,784,616	(78,346,601)

Distributions to shareholders:
Class A	(194,970,871)	(121,139,844)
Class C	(20,745,341)	(21,407,557)
Class R	(22,140,136)	(16,504,994)
Class R6	(38,887,793)	(18,404,597)
Advisor Class	(74,272,104)	(46,728,288)

Total distributions to shareholders	(351,016,245)	(224,185,280)

Capital share transactions: (Note 2)
Class A	22,980,976	166,463,826
Class C	(17,085,201)	(59,966,851)
Class R	(8,153,164)	(30,637,990)
Class R6	94,971,019	77,305,726
Advisor Class	(1,200,427)	24,225,442

Total capital share transactions	91,513,203	177,390,153

Net increase (decrease) in net assets	(4,718,426)	(125,141,728)
Net assets:
Beginning of year	2,478,951,738	2,604,093,466

End of year	$2,474,233,312	$2,478,951,738

52	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class R6 & Advisor Class

Franklin MicroCap Value Funda

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Mutual U.S. Value Fundb

Franklin Small Cap Value Fund

aFranklin MicroCap Value Fund was closed to new investors with limited exceptions effective January 2004, and has remained closed except for two days in mid-February 2013, when the Fund was opened on a limited basis. Effective September 19, 2019, the Fund reopened to new investors.

bEffective March 1, 2019, Franklin Balance Sheet Investment Fund was renamed Franklin Mutual U.S. Value Fund.

The following summarizes the Funds’ significant accounting policies.

a.   Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the

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NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting Policies (continued)

a.   Financial Instrument Valuation (continued)

inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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NOTES TO FINANCIAL STATEMENTS

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with

U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

e.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At October 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin MicroCap Value Fund		Franklin Mutual U.S. Value Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2019
Shares sold[a]	199,866	$5,669,153	2,456,235	$81,453,635
Shares issued in reinvestment of distributions	366,598	9,861,501	3,113,138	94,452,616
Shares redeemed	(1,533,936)	(42,999,423)	(4,686,315)	(155,698,016)

Net increase (decrease)	(967,472)	$(27,468,769)	883,058	$20,208,235

Year ended October 31, 2018
Shares sold[a]	219,992	$7,482,134	2,982,655	$118,651,289
Shares issued in reinvestment of distributions	479,467	16,273,124	1,534,831	59,766,332
Shares redeemed	(1,299,035)	(44,173,809)	(4,617,058)	(184,631,895)

Net increase (decrease)	(599,576)	$(20,418,551)	(99,572)	$(6,214,274)

Class C Shares:
Year ended October 31, 2019
Shares sold			133,716	$4,182,307
Shares issued in reinvestment of distributions			139,445	4,057,855
Shares redeemed[a]			(377,860)	(12,097,210)

Net increase (decrease)			(104,699)	$(3,857,048)

Year ended October 31, 2018
Shares sold			188,787	$7,214,184
Shares issued in reinvestment of distributions			126,071	4,707,489
Shares redeemed[a]			(1,048,115)	(39,319,442)

Net increase (decrease)			(733,257)	$(27,397,769)

Class R Shares:
Year ended October 31, 2019
Shares sold			38,248	$1,294,081
Shares issued in reinvestment of distributions			31,068	947,271
Shares redeemed			(66,057)	(2,139,467)

Net increase (decrease)			3,259	$101,885

Year ended October 31, 2018
Shares sold			39,608	$1,569,912
Shares issued in reinvestment of distributions			14,494	566,420
Shares redeemed			(54,254)	(2,195,883)

Net increase (decrease)			(152)	$(59,551)

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NOTES TO FINANCIAL STATEMENTS

	Franklin MicroCap Value Fund		Franklin Mutual U.S. Value Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended October 31, 2019
Shares sold	122,240	$3,463,495	217,691	$7,414,167
Shares issued in reinvestment of distributions	7,071	192,673	150,326	4,720,226
Shares redeemed	(153,068)	(4,379,041)	(288,252)	(9,962,021)

Net increase (decrease)	(23,757)	$(722,873)	79,765	$2,172,372

Year ended October 31, 2018
Shares sold	129,413	$4,450,790	294,138	$12,118,458
Shares issued in reinvestment of distributions	12,032	411,970	70,012	2,808,869
Shares redeemed	(206,762)	(7,026,143)	(249,119)	(10,290,447)

Net increase (decrease)	(65,317)	$(2,163,383)	115,031	$4,636,880

Advisor Class Shares:
Year ended October 31, 2019
Shares sold	153,813	$4,352,666	237,124	$8,238,997
Shares issued in reinvestment of distributions	98,529	2,671,125	188,703	5,946,008
Shares redeemed	(954,794)	(27,030,141)	(347,114)	(11,996,546)

Net increase (decrease)	(702,452)	$(20,006,350)	78,713	$2,188,459

Year ended October 31, 2018
Shares sold	228,278	$7,757,572	384,827	$15,847,069
Shares issued in reinvestment of distributions	155,110	5,289,237	102,431	4,119,768
Shares redeemed	(757,299)	(25,612,966)	(603,342)	(25,065,209)

Net increase (decrease)	(373,911)	$(12,566,157)	(116,084)	$(5,098,372)

aMay include a portion of Class C shares that were automatically converted to Class A.

	Franklin Small Cap Value Fund

	Shares	Amount

Class A Shares:
Year ended October 31, 2019
Shares sold[a]	4,761,258	$216,540,419
Shares issued in reinvestment of distributions	4,014,584	166,645,403
Shares redeemed	(7,800,346)	(360,204,846)

Net increase (decrease)	975,496	$22,980,976

Year ended October 31, 2018
Shares sold[a]	5,035,724	$281,983,414
Shares issued in reinvestment of distributions	1,856,236	102,594,147
Shares issued on reorganization	2,395,438	145,978,300
Shares redeemed	(6,396,843)	(364,092,035)

Net increase (decrease)	2,890,555	$166,463,826

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin Small Cap Value Fund

	Shares	Amount

Class C Shares:
Year ended October 31, 2019
Shares sold	379,552	$15,084,656
Shares issued in reinvestment of distributions	545,732	19,744,598
Shares redeemed[a]	(1,294,499)	(51,914,455)

Net increase (decrease)	(369,215)	$(17,085,201)

Year ended October 31, 2018
Shares sold	648,509	$32,792,088
Shares issued in reinvestment of distributions	417,801	20,530,752
Shares issued on reorganization	476,887	25,933,120
Shares redeemed[a]	(2,837,859)	(139,222,811)

Net increase (decrease)	(1,294,662)	$(59,966,851)

Class R Shares:
Year ended October 31, 2019
Shares sold	478,896	$21,682,882
Shares issued in reinvestment of distributions	518,689	21,312,926
Shares redeemed	(1,111,892)	(51,148,972)

Net increase (decrease)	(114,307)	$(8,153,164)

Year ended October 31, 2018
Shares sold	588,883	$32,991,812
Shares issued in reinvestment of distributions	287,094	15,718,387
Shares issued on reorganization	11,794	709,888
Shares redeemed	(1,426,317)	(80,058,077)

Net increase (decrease)	(538,546)	$(30,637,990)

Class R6 Shares:
Year ended October 31, 2019
Shares sold	2,794,831	$136,033,244
Shares issued in reinvestment of distributions	762,923	33,339,721
Shares redeemed	(1,529,314)	(74,401,946)

Net increase (decrease)	2,028,440	$94,971,019

Year ended October 31, 2018
Shares sold	2,309,329	$137,334,342
Shares issued in reinvestment of distributions	276,595	15,978,906
Shares redeemed	(1,269,332)	(76,007,522)

Net increase (decrease)	1,316,592	$77,305,726

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	Franklin Small Cap Value Fund

	Shares	Amount

Advisor Class Shares:

Year ended October 31, 2019

Shares sold	2,698,938	$130,964,534

Shares issued in reinvestment of distributions	1,544,286	67,686,043

Shares redeemed	(4,139,054)	(199,851,004)

Net increase (decrease)	104,170	$(1,200,427)

Year ended October 31, 2018

Shares sold	2,148,313	$128,184,231

Shares issued in reinvestment of distributions	748,624	43,337,870

Shares issued on reorganization.	145,356	9,247,589

Shares redeemed	(2,632,074)	(156,544,248)

Net increase (decrease)	410,219	$24,225,442

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)#	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin MicroCap Value Fund pays an investment management fee to Franklin Mutual of 0.75% per year of the average daily net assets of the Fund.

Franklin Mutual U.S. Value Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

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NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates (continued)

a.  Management Fees (continued)

Franklin Small Cap Value Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.750%	Up to and including $500 million

0.625%	Over $500 million, up to and including $1 billion

0.500%	Over $1 billion, up to and including $5 billion

0.490%	In excess of $5 billion

For the year ended October 31, 2019, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

0.750%	0.479%	0.578%

#Effective November 1, 2018, Franklin Mutual began serving as the Funds’ investment manager.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Funds. The fee is paid by Franklin Mutual based on each of the Funds’ average daily net assets and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Reimbursement Plans:

Class A	0.25%	0.25%	0.35%

Compensation Plans:

Class C	—	1.00%	1.00%

Class R	—	0.50%	0.50%

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NOTES TO FINANCIAL STATEMENTS

For Franklin Small Cap Value Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$2,713	$59,933	$125,730
CDSC retained	$ 460	$ 4,275	$ 8,654

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Transfer agent fees	$90,160	$510,505	$1,843,441

f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended October 31, 2019, investments in affiliated management investment companies were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income

Franklin MicroCap Value Fund

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$8,437,728	$46,366,264	$(47,728,693)	$ —	$ —	$7,075,299	7,075,299	$ 174,475

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NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income

Franklin Mutual U.S. Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$122,533,811	$212,257,458	$(249,344,686)	$ —	$ —	$85,446,583	85,446,583	$1,986,798

Franklin Small Cap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$224,660,126	$569,187,726	$(733,890,868)	$ —	$ —	$59,956,984	59,956,984	$1,985,347

g.  Waiver and Expense Reimbursements

For Franklin MicroCap Value Fund and Franklin Small Cap Value Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until February 29, 2020. For Franklin Mutual U.S. Value Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until February 29, 2020.

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

The tax character of distributions paid during the years ended October 31, 2019 and 2018, was as follows:

	Franklin MicroCap Value Fund		Franklin Mutual U.S. Value Fund		Franklin Small Cap Value Fund
	2019	2018	2019	2018	2019	2018

Distributions paid from:
Ordinary income	$ 904,179	$ 603,068	$ 14,688,247	$17,390,449	$ 52,977,100	$ 48,872,605
Long term capital gain	13,294,719	23,879,793	101,713,681	58,926,272	298,039,145	175,312,675

	$14,198,898	$24,482,861	$116,401,928	$76,316,721	$351,016,245	$224,185,280

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NOTES TO FINANCIAL STATEMENTS

At October 31, 2019, the cost of investments, net unrealized appreciation (depreciation),undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Cost of investments	$127,123,037	$710,176,105	$2,156,859,584

Unrealized appreciation	$ 84,281,911	$152,141,459	$ 397,420,379
Unrealized depreciation	(16,234,815)	(17,709,109)	(77,906,384)

Net unrealized appreciation (depreciation)	$ 68,047,096	$134,432,350	$ 319,513,995

Distributable earnings:
Undistributed ordinary income	$ 774,724	$ 10,072,161	$ 22,454,331

Undistributed long term capital gains	29,107,825	51,482,134	121,878,052

Total distributable earnings	$ 29,882,549	$ 61,554,295	$ 144,332,383

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income and wash sales.

The Funds utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2019, were as follows:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Purchases	$14,907,545	$335,511,115	$1,324,589,929
Sales	$74,599,057	$392,177,578	$1,393,388,777

7.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended October 31, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)		Value at End of Year		Number of Shares Held at End of Year		Dividend Income
Franklin MicroCap Value Fund

Non-Controlled Affiliates
Continental Materials Corp.	$1,375,480	$ —	$ (260,064)	$ 126,606	$ —	[a]	$—	[a]	—	[a]	$ —
Delta Apparel Inc.	7,490,696	—	(1,806,331)	1,445,937	—	[a]	—	[a]	—	[a]	—
Full House Resorts Inc.	5,089,331	—	(309,174)	(180,800)	(350,075)		4,249,282		1,713,420		—

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7.  Holdings of 5% Voting Securities of Portfolio Companies (continued)

Name of Issuer	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares Held at End of Year		Dividend Income
Franklin MicroCap Value Fund (continued)
Non-Controlled Affiliates (continued)
Origen Financial Inc.	$172,900	$ —	$—	$—	$ (1,900)	$171,000		1,900,000		$ —

Total Affiliated Securities (Value is 2.3% of Net Assets)	$14,128,407	$ —	$(2,375,569)	$1,391,743	$ (351,975)	$4,420,282				$ —

Franklin Small Cap Value Fund
Non-Controlled Affiliates
Gibraltar Industries Inc.	$61,826,740	$ —	$(21,559,825)	$2,387,802	$ — [a]	$—	[a]	—	[a]	$ —
Landec Corp.	19,482,239	—	(14,819,673)	(1,562,239)	(3,100,327)	—	[b]	—	[b]	—

Total Affiliated Securities (Value is 0.0% of Net Assets)	$81,308,979	$ —	$(36,379,498)	$825,563	$(3,100,327)	$—				$ —

aAs of October 31, 2019, no longer an affiliate.

bAs of October 31, 2019, no longer held by the fund.

8.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended October 31, 2019, the Funds did not use the Global Credit Facility.

9.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of October 31, 2019, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin MicroCap Value Fund
Assets:
Investments in Securities:[a]
Equity Investments:
Insurance	$—	$826,201	$—	$826,201
All Other Equity Investments	187,268,633	—	—	187,268,633
Short Term Investments	7,075,299	—	—	7,075,299

Total Investments in Securities	$194,343,932	$826,201	$—	$195,170,133

Franklin Mutual U.S. Value Fund
Assets:
Investments in Securities:[a]
Equity Investments	$752,426,195	$—	$—	$752,426,195
Corporate Bonds	—	6,735,677	—	6,735,677
Short Term Investments	85,446,583	—	—	85,446,583

Total Investments in Securities	$837,872,778	$6,735,677	$—	$844,608,455

Franklin Small Cap Value Fund
Assets:
Investments in Securities:[a]
Equity Investments	$2,411,805,285	$—	$—	$2,411,805,285
Corporate Bonds	—	4,611,310	—	4,611,310
Short Term Investments	59,956,984	—	—	59,956,984

Total Investments in Securities	$2,471,762,269	$4,611,310	$—	$2,476,373,579

aFor detailed categories, see the accompanying Statements of Investments.

10.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Value Investors Trust and Shareholders of Franklin MicroCap Value Fund, Franklin Mutual U.S. Value Fund, and Franklin Small Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Franklin Value Investors Trust (the “Trust”) (comprising Franklin MicroCap Value Fund, Franklin Mutual U.S. Value Fund (formerly, Franklin Balance Sheet Investment Fund), and Franklin Small Cap Value Fund (collectively referred to as the “Funds”), including the statements of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Franklin Value Investors Trust at October 31, 2019, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the three years in the period then ended October 31, 2017 for each of the Funds were audited by another auditor, who expressed an unqualified opinion in their report, dated December 18, 2017.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

December 18, 2019

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2019:

Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

$17,491,986	$106,421,501	$314,340,216

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended October 31, 2019:

Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

$904,179	$4,008,409	$32,276,489

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2019:

Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

100.00%	92.13%	78.51%

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended October 31, 2019:

Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

$2,599,762	$16,073,693	$44,084,275

Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 2015	12	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	33	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) One Franklin Parkway San Mateo, CA 94403-1906	Vice Chairman and Trustee	Vice Chairman since 2015 and Trustee since 2001	12	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2015	12	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell

Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2011	33	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	12	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	12	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present).

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2015 and Trustee since 2004	33	El Oro Ltd (investments) (2003-June 2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2008	12	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

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Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	147	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	48	None

Principal Occupation During at Least the Past 5 Years:

President and Chief Operating Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly,Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1989	135	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 15 of the investment companies in Franklin Templeton.

Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	President and Chief Executive Officer – Investment Management	Since 2017	7	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 41 of the investment companies in Franklin Templeton.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer of Resources.

Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 2015. He currently serves as a Max L. Hines Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 2015. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2011, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN VALUE INVESTORS TRUST

(EACH SERIES OF SUCH TRUST, A “FUND”)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 22, 2019, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The

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Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre- designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

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INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2018. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested throughout the year (and received) additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, the investment manager and senior management of FTI reviewed enhancements that have been made, and are being made, to the investment manager’s investment process. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

Franklin Mutual U.S. Value Fund. The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2018, and had annualized total returns for the three- and five-year periods in the middle and lowest performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2018 was in the lowest performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees discussed with management the reasons for the relative underperformance for the five- and 10-year periods ended December 31, 2018. Considering the enhancements to the investment process noted above and noting that it would continue to monitor future performance, the Board did not believe that any changes with respect to the Fund were warranted at the time.

Franklin MicroCap Value Fund. The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional small-cap value funds. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2018, and had annualized total returns for the three- and five-year periods in the middle and second-lowest performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2018 was in the second-lowest performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees discussed with management the reasons for the relative underperformance for the one-, five- and 10-year periods ended December 31, 2018. While disappointed with the relative underperformance of the Fund, and considering the enhancements to the investment process noted above and noting that it would continue to monitor future performance, the Board did not believe that any changes with respect to the Fund were warranted at the time.

Franklin Small Cap Value Fund. The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional small-cap value funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2018, and had annualized total returns for the three- and five-year periods in the best and second-best performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2018 was in the second-best performing quintile. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goal.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios

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(or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

Franklin Mutual U.S. Value Fund. The Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

Franklin MicroCap Value Fund. The Fund’s contractual management fee rate was in the second-least expensive quintile of its Lipper expense group and its total expenses were also in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

Franklin Small Cap Value Fund. The Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses were also in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2018, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are

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shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund.

With respect to the Franklin MicroCap Value Fund, the fee structure under the investment management agreement for the Fund provides a flat fee of 0.75% at all asset levels. It was noted the Fund primarily invests in domestic and foreign securities with a market capitalization of less than $500 million that are believed to be undervalued at the time of purchase. Management stated its belief that such limited investment options curtail the potential size of the Fund, thus preventing the type of economies of scale that might benefit other funds from increases in size and also pointed out that the Fund, whose asset size was approximately $226 million as of March 31, 2019, has been closed to new investors, with limited exceptions, since January 14, 2004, and had a very brief re-opening on February 15, 2013 and closed again to new investors (with limited exceptions) on February 19, 2013. Management also expressed its view that this fee was relatively low for this type of a fund and pointed out the favorable comparison of fees and expenses within its Lipper expense group. The independent trustees acknowledged that management’s explanation provided a reasonable basis for believing the existing fee rate under the investment management agreement was fair and that, in view of the Fund’s current modest size, management was not benefiting from any meaningful economies of scale in its management of the Fund, but would continue to monitor such matters.

With respect to all of the other Funds, the trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Value Investors Trust

Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.		FVIT A 12/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $93,854 for the fiscal year ended October 31, 2019 and $92,925 for the fiscal year ended October 31, 2018.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $402 for the fiscal year ended October 31, 2019 and $410 for the fiscal year ended October 31, 2018. The services for which these fees were paid included identifying passive foreign investment companies to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $89,484 for the fiscal year ended October 31, 2019 and $81,210 for the fiscal year ended October 31, 2018. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice and India tax compliance services.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $89,886 for the fiscal year ended October 31, 2019 and $81,620 for the fiscal year ended October 31, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date December 31, 2019

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date December 31, 2019